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                                 EXHIBIT 10.75



                Amendment No. 1, dated as of September 3, 1996, to the Agreement and Plan of Merger by and among CMI Acquisition Company, Inc., Commodore
                Media, Inc. and the stockholders and other signatories thereto dated as of June 21, 1996.



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                                FIRST AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER

        THIS FIRST AMENDMENT (the "First Amendment") to the Agreement and Plan of Merger (the "Merger Agreement") dated as of June 21, 1996, by and among CMI Acquisition Company, Inc. ("Mergco"), Commodore Media, Inc. ("Commodore"), and the stockholders and other signatories named therein, is entered into as of September 3, 1996, by and among Mergeco, Commodore, Bruce A. Friedman, as the indemnitor representative (the "Indemnitor Representative"), and Hicks, Muse, Tate & Furst Equity Fund III, L.P. ("Fund III").

                                    RECITALS:

        WHEREAS, Mergeco, pursuant to the terms and subject to the conditions of the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware, will merge with and into Commodore;

        WHEREAS, the parties to the Merger Agreement desire to amend the Merger Agreement as provided herein; and

        WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Merger Agreement.

                                  AGREEMENTS:

        NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

        1. Schedule 3.1(f) to the Merger Agreement is hereby amended by deleting the radio broadcast station WHRD (AM), Huntington, West Virginia, and the respective description of the pending FCC application therefor, from the section entitled "Pending Applications as of 6/1/96."

        2. The defined term "Huntington Acquisition," as such term is defined in Section 4.1(i) of the Merger Agreement, shall not include the radio broadcast station WHRD (AM), Huntington, West Virginia.

        3. Section 6.2 of the Merger Agreement is hereby amended and restated to read as follows:

                6.2     Commitment Letter. Mergeco shall deliver to Commodore
        (i) on or before September 9, 1996, a binding commitment letter or binding commitment letters from Fund III and/or one or more other financing sources to provide financing in an amount of $70 million and
        (ii) on or before September 17, 1996, a binding commitment letter or binding commitment letters from Fund III and/or one or more other financing sources to provide additional financing in an amount of $40 million,
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        in each case to provide Mergeco a portion of the funds necessary to enable Mergeco to consummate the transactions contemplated hereby. Fund III shall at such time(s) have subscription commitments for unallocated capital equal to at least its committed amount and there shall be no restrictions on Fund III's ability to call such capital.

        4. Except as herein specifically amended, the Merger Agreement shall continue in full force and effect in accordance with its terms.



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        IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first written above.

                                MERGECO:

                                CMI ACQUISITION COMPANY, INC.

                                /s/ Eric C. Neuman
                                ---------------------------------------
                                By:  Eric C. Neuman
                                Its: President

                                COMMODORE:

                                COMMODORE MEDIA, INC.

                                /s/ Bruce A. Friedman
                                ---------------------------------------------
                                By:  Bruce A. Friedman
                                Its: President and Chief Executive Officer


                                INDEMNITOR REPRESENTATIVE:

                                /s/ Bruce A. Friedman
                                -----------------------------------------------
                                Bruce A. Friedman, as Indemnitor Representative


                                FUND III:

                                HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                                By:  HMG/GP Partners, L.P.,
                                     its General Partner

                                     By:  Hicks, Muse GP Partners III, L.P.,
                                          its General Partner

                                          By: Hicks, Muse Fund III Incorporated,
                                              its General Partner

                                              /s/ Lawrence D. Stuart, Jr.
                                              ---------------------------------
                                              By:  Lawrence D. Stuart, Jr.
                                              Its: Executive Vice President


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